November 12, 2024

Schwartz Value Focused Fund

Ticker Symbol: RCMFX

Supplement to the Prospectus dated May 1, 2024

Important Information for Shareholders of the Schwartz Value Focused Fund

Effective May 1, 2025, the name of the Schwartz Value Focused Fund (the “Fund”) will change to the “Ave Maria Value Focused Fund” and the Fund will be managed using a morally responsible investment process that is designed to avoid investments in companies believed to offer products or services or engage in practices that are contrary to the core values and teachings of the Roman Catholic Church. The Fund will continue to apply its current investment strategy of investing at least 80% of its net assets, including the amount of any borrowings for investment purposes, in equity securities (the “80% Policy”), but that 80% Policy will include the requirement that (i) at least 80% of the Fund’s net assets will be invested in the equity securities of companies that (i) are believed to be selling below their intrinsic value; and (ii) meet the Fund’s religious criteria. The revised 80% Policy is not expected to significantly alter the Fund’s portfolio composition or investment management process. Based on the holdings of the Fund as of September 30, 2024, the Fund had 80% of its net assets invested in equity securities that are believed to be selling below their intrinsic value and only held one security that would have violated the religious criteria (described below).

The Fund will use a moral screening process that is designed to avoid investments in companies believed to offer products or services or engage in practices that are contrary to the core values and teachings of the Roman Catholic Church. This process will, in general, avoid four major categories of companies: (i) those involved in the practice of abortion; (ii) those whose policies are judged to be antifamily, such as companies that distribute pornographic material; (iii) those that contribute corporate funds to Planned Parenthood; and (iv) those that support embryonic stem cell research. The Catholic Advisory Board sets the criteria for screening out companies based on guidance from the magisterium of the Roman Catholic Church. The Fund will not be authorized or sponsored by the Roman Catholic Church and the Catholic Advisory Board will not be affiliated with the Roman Catholic Church. The Fund will be subject to the risk that its returns may be lower if it did not apply the morally responsible screening process and its investment decisions were based solely on investment considerations.

The Catholic Advisory Board consists of prominent lay members of the Roman Catholic Church (Paul Roney, Thomas Monaghan, Scott Hahn, Lou Holtz, Melissa Moschella, Larry Kudlow, Raymond Arroyo, Callista Gingrich and Father John Riccardo), and one or more Ecclesiastical Advisors, whose purpose is to set the criteria for screening companies based upon the morally responsible investment practices of the Ave Maria Mutual Funds. The Catholic Advisory Board will act in an advisory capacity only and will have no discretionary authority to make investment decisions for the Fund. The Catholic Advisory Board will make its best determination as to whether a particular screen is consistent with the core values and teachings of the Roman Catholic Church; however, its members do not represent the Roman Catholic Church and there is no guarantee that the Catholic Advisory Board will be successful in its mission.

No changes to the Fund’s portfolio management team will be made in connection with these changes.

Please Retain This Supplement for Future Reference